September 11, 2019

VIA EDGAR

Filing Desk

U.S. Securities and Exchange Commission

100 F Street, NE

Washington, DC 20549

Re:	Wilmington Funds (“Registrant”)
File Nos. 033-20673 and 811-05514
Rule 485(a) filing

Ladies and Gentlemen:

Pursuant to Rule 485(a)(1) under the Securities Act of 1933, as amended (“1933 Act”), submitted electronically for filing via EDGAR, is Post-Effective Amendment Nos. 152/153 (the “Amendment”) to the Registration Statement on Form N-1A of the Registrant. The purpose of the Amendment is to add Institutional Class shares to Wilmington U.S. Treasury Money Market Fund (the “Fund”), a series of the Registrant.

On behalf of the Registrant and its principal underwriter, ALPS Distributors, Inc., pursuant to the requirements of Rule 461 under the Securities Act of 1933, we respectfully request that the effectiveness of the Amendment be accelerated to Tuesday, October 1, 2019, or as soon as practicable thereafter. The Registrant requests acceleration of effectiveness so that the class can be made available as soon as practicable as a lower cost option to eligible current and future shareholders of the Fund.

The Amendment relates only to the Fund, and the Amendment does not affect the prospectuses or statements of additional information of the Registrant’s other series. The Institutional Class shares of the Fund will share all of the characteristics of the Institutional Class shares of the Registrant’s other money market fund, the U.S. Government Money Market Fund, which has previously been reviewed by the Securities and Exchange Commission.

Please direct questions or comments relating to the Amendment to Cillian M. Lynch of Stradley Ronon Stevens & Young, LLP at 202.419.8416.

/s/ John McDonnell	/s/ Steven Price
John McDonnell	Steven Price
Chief Operations Officer Wilmington Funds	Senior Vice President and Chief Compliance Officer
ALPS Distributors, Inc.